UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-22605

Capital Group Emerging Markets Total Opportunities Fund

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: October 31

Date of reporting period: October 31, 2015

Courtney R. Taylor

Capital Group Emerging Markets Total Opportunities Fund

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

Capital Group Emerging Markets Total Opportunities FundSM Annual report for the year ended October 31, 2015

Capital Group Emerging Markets Total Opportunities Fund seeks long-term growth and preservation of capital with lower volatility of returns than emerging market equities.

Fund results shown in this report are for past periods and are not predictive of results for future periods. The results shown are before taxes on fund distributions and sale of fund shares. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, please call (800) 266-9532.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2015 (the most recent calendar quarter-end):

	1 year	Lifetime (since 1/27/12)

Average annual total returns	–14.01%	–2.19%

The total annual fund operating expense ratio is 1.12% as of the most recent fiscal year-end, and as reflected in the prospectus dated January 1, 2016 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses.

This report is for the information of shareholders of Capital Group Emerging Markets Total Opportunities Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2015, this report must be accompanied by a statistical update for the most recently completed calendar quarter.

Investors should carefully read and consider the investment objectives, guidelines, risks, fees and expenses associated with Capital Group Emerging Markets Total Opportunities Fund (CGETOP) prior to investing. This and other important information is contained in CGETOP’s prospectus, which can be obtained from your relationship manager.

Investing in emerging markets involves risks, such as significant currency and price fluctuations, political instability, differing securities regulations and periods of illiquidity, which are detailed in the fund prospectus. Investments in emerging markets have been more volatile than investments in developed markets, reflecting the greater uncertainties of investing in less established economies. Individuals investing in emerging markets should have a long-term perspective and be able to tolerate potentially sharp declines in the value of their investments.

Contents

1	Letter to investors
2	20 largest holdings
3	15 largest country positions
5	The value of a $25,000 investment
6	Investment portfolio
17	Financial statements
29	Expense example
30	Board of trustees and other officers

Fellow investors:

Capital Group Emerging Markets Total Opportunities Fund (CGETOP) invests in the full spectrum of emerging market debt and equity securities while seeking to limit the volatility typically associated with investments in the developing world. The following report covers the period from November 1, 2014, through October 31, 2015.

In early 2015, emerging markets had a positive tone led by Asian equities. However, the MSCI Emerging Markets (EM) Investable Market Index (IMI) declined 13.77% during the period amid concerns over slowing global growth and uncertainty over the timing of a U.S. interest rate increase. Falling commodity prices and weaker global economic growth prospects negatively affected shares of energy and materials companies.

Although the MSCI EM IMI decreased 2.99% in local currency, several emerging market currencies weighed on returns, hitting multiyear lows against the U.S. dollar. Global expansion concerns, falling commodity prices and political challenges contributed to dollar strength and increased demand for safe haven assets.

Emerging market U.S. dollar-denominated debt was relatively stable as the J.P. Morgan Emerging Markets Bond Index (EMBI) Global edged lower 0.50%. However, local currency debt fell in U.S. dollar terms due to the significant emerging market currency depreciation. The J.P. Morgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified increased 3.94% in local currency but declined 17.42% in U.S. dollar terms.

In this environment, the fund delivered higher returns and lower volatility than emerging market equities, declining 9.85% for the period with a realized volatility of 9.70% compared to a 13.77% decline with a 15.43% realized volatility for the MSCI EM IMI.

Results at a glance

For periods ended October 31, 2015, with distributions reinvested

	Cumulative total returns	Average annual total returns
	1 year	Lifetime[1]

Capital Group Emerging Markets Total Opportunities Fund	–9.85%	–1.26%
MSCI Emerging Markets IMI[2]	–13.77	–1.69
JP Morgan GBI-EM Global Diversified[2]	–17.42	–4.80
JP Morgan EMBI Global[2]	–0.50	4.58
Emerging markets blended market universe[3]	–11.41	–0.83

Realized daily volatility

Annualized standard deviation of daily returns, for periods ended October 31, 20154

	1 year	Lifetime[1]

Capital Group Emerging Markets Total Opportunities Fund	9.70%	8.17%
MSCI Emerging Markets IMI[2]	15.43	13.44

[1]	Since 1/27/12.
[2]	The market indexes are unmanaged and, therefore, have no expenses.
[3]	Emerging markets blended market universe combines the MSCI EM IMI, JPM EMBI Global, and JPM GBI-EM Global Diversified indexes by weighting their cumulative total returns at 50%, 25%, and 25%, respectively. This assumes the blend is rebalanced monthly.
[4]	Realized daily volatility is calculated using annualized standard deviation based on a 252-day factor, and is a measure of how returns over time have varied from the mean. A lower number signifies lower volatility.

Unless otherwise indicated, equity returns are based on MSCI indexes and measured in U.S. dollars with net dividends reinvested.

Capital Group Emerging Markets Total Opportunities Fund	1

20 largest holdings

Percent of net assets as of 10/31/15
Indian government bonds (INR)	4.7%
Indonesian government bonds (IDR)	2.9
Mexican inflation-linked bonds	2.3
Turkish government bonds (TRY)	2.2
Taiwan Semiconductor Manufacturing	2.0
Minth Group	1.4
United States Treasury Note	1.4
Pemex (USD)	1.3
Hungarian government bonds (USD)	1.3
Bharti Airtel	1.3
Brazilian inflation-linked bonds	1.2
China Everbright International	1.1
Mexican government bonds (MXN)	1.1
South African government bonds (ZAR)	1.1
Unilever	1.1
Slovenian government bonds (USD)	1.1
AES	1.0
HKT Trust	1.0
Infosys	1.0
Shanghai Fosun Pharmaceutical	.9
31.4%

Market review

The MSCI China IMI settled just 0.95% lower for the period despite a slowdown in China and waning confidence following a rollercoaster performance for the index, which initially soared in early 2015 then tumbled in the third quarter. In August, China’s central bank announced a devaluation of the renminbi, cutting the daily reference rate versus the U.S. dollar by nearly 2%. Many investors feared that the move signaled a sharper-than-expected slowdown in China, and stocks sold off globally. In a bid to stimulate the economy and reverse the market slide, The People’s Bank of China pared its benchmark interest rate, lowered the reserve requirement ratio for banks and announced it would expand a program that allows lenders to borrow money from the central bank using loan assets as collateral. China’s devaluation and concern that the U.S. Federal Reserve may soon begin raising interest rates contributed to declines in other emerging market currencies.

China’s third-quarter weakness also weighed on other markets in Asia. Stocks declined moderately in Taiwan, which competes with China in manufactured exports and is vulnerable to a weaker renminbi. Indonesia’s stock market declined steeply as growth fell to its slowest pace in six years and the Indonesian rupiah touched its lowest level against the dollar since the 1998 emerging market currency crisis. India’s stock market decline was limited by the government’s economic reforms, which have been viewed positively over the past year, and low prices benefiting oil importers.

The MSCI Brazil IMI declined sharply as the economy fell into recession in the second quarter, hurt by declining commodity prices and the corruption scandal involving state-run energy giant Petrobras as well as slowing growth in China — Brazil’s largest trading partner. Currency depreciation also weighed on Brazilian equities, with the real retreating to its lowest level ever against the dollar despite high interest rates as the outlook for economic growth, employment and inflation continued to deteriorate. Local Brazilian bonds also fell significantly on a weakening fiscal position, political strife and slowing exports, leading Standard & Poor’s to downgrade Brazil’s sovereign debt to below investment grade for the first time since 2008.

Elsewhere in Latin America, Mexican government dollar bonds decreased slightly as economic weakness resulting from lower commodity prices has been partly offset by a weaker peso, which supports exports. In contrast, Argentine dollar bonds increased from attractive valuation levels on improved market sentiment as general elections later this year raise hopes for political change as well as economic and fiscal reform.

Turkish equities slumped as the country’s economic and political woes mounted ahead of inconclusive general elections in June and continued to fall as militant violence raised fears of a broader conflict. Turkish equities, bonds and the currency partially recovered in the run-up to the November 1 parliamentary election, which Turkey’s ruling Justice and Development Party (AKP) won, retaking the majority that the party lost in June.

Portfolio review

Our strategy takes a highly selective approach that is diversified across more than 40 countries with key positions in China, India and Mexico. During the period, the portfolio lost value in a broadly challenging environment for

2	Capital Group Emerging Markets Total Opportunities Fund

Asset mix (percent of net assets)	as of October 31, 2015

Top 5 equity sectors	percent of net assets
Information technology	6.8%
Industrials	6.2
Financials	6.2
Consumer discretionary	5.5
Consumer staples	4.5

15 largest country positions

	Percent of net assets as of 10/31/15
	Equity	Bonds & notes	Total
China (including Hong Kong)	12.0%	.4%	12.4%
Mexico	2.4	7.7	10.1
India	5.0	4.7	9.7
United States of America*	2.4	2.8	5.2
Brazil	.7	3.0	3.7
Indonesia	.1	3.7	3.8
Taiwan	3.8	—	3.8
Turkey	—	3.4	3.4
South Africa	.8	1.5	2.3
Argentina	.4	1.6	2.0
South Korea	1.8	.1	1.9
United Kingdom*	1.8	—	1.8
Malaysia	.9	.5	1.4
Colombia	—	1.4	1.4
Hungary	—	1.3	1.3
	32.1%	32.1%	64.2%

*	Includes investments in companies listed in developed markets that have significant operations in emerging markets.

Capital Group Emerging Markets Total Opportunities Fund	3

emerging market assets due to a strong dollar, falling commodity prices and tentative economic growth.

Investments in equities weighed on returns. As a result, the fund’s equity exposure trended lower from 53% at last fiscal-year end to 44%. Managers proactively reduced exposure to the industrials and materials sectors. Economically sensitive metals and mining stocks struggled, despite the portfolio owning the dominant, low-cost producers of copper and iron ore. Managers also increased defensive positions in consumer staples companies that typically experience lower volatility, including Unilever, which has significant emerging market revenues.

China share positions also were reduced. High-conviction holdings in China are less concentrated toward the pace of economic activity with little exposure to heavy industry, and more toward the quality-of-life needs of a maturing society, such as health care and improving the environment.

The portfolio has diversified exposure to India. The government’s reforms are aimed at removing impediments to economic growth by improving infrastructure as well as reducing bureaucracy and corruption, which should attract investment. The Central Bank is also working to proactively limit inflation and instill confidence. Equity holdings include companies that benefit from India’s cost structure, infrastructure spending and growing consumer demands.

The portfolio’s local currency bond exposure is concentrated in India, Mexico, Indonesia and Turkey. Local sovereign debt was negatively impacted by currency depreciation. In contrast, Indian bonds, the portfolio’s largest local currency government bond position, had positive returns supported by economic fundamentals and a relatively stable currency.

Elevated cash levels reflect multiple views, from balancing volatility elsewhere in the portfolio to concerns of a market correction. As currency volatility rose in a strong dollar environment, increased hedging actions significantly preserved value.

Outlook

Valuations of many emerging market assets are attractive, but the timing for the realization of this potential is less certain. Some stability, particularly in currencies, and an improvement in both economic growth and corporate profits would be key catalysts. Emerging markets could also be a key beneficiary of any improvement in sentiment.

Nearly half of total portfolio assets remain invested in equities. The portfolio emphasizes stocks that are likely to benefit from increased demand such as consumer and financials stocks. Managers are also attracted to companies that they believe should be supported by specific reforms, supportive policy measures and more environmentally friendly policies. Recent market volatility has provided opportunities to invest in strong companies at more attractive valuations.

While China is experiencing a structural slowdown, there remains tremendous potential. The longer term outlook is still positive as reforms move the country toward a more service-led, consumer-oriented economy. The internet is maturing through use of local online retail, mobile payments and social networking companies. Insurance is another growth opportunity, with services ranging from health, life and property to wealth management.

The emerging market debt universe also continues to offer higher yields and wide spreads compared to U.S. Treasuries in markets such as India, Brazil, Turkey, Indonesia and South Africa. Managers are attuned to the risks as local bonds have posted negative returns over the last three years.

However, opportunities across these markets are of interest to the managers and held in the portfolio. Brazil is a challenge as risks are significant, but opportunities might be commensurate with the risks if policy changes take place.

While investors grapple with the effects of a slowing global economy and uncertainty over the timing of a U.S. interest rate hike, a number of central banks also appear well positioned to support economic growth and bond prices with more accommodative monetary policies, if needed.

We continue to believe that the emerging market universe offers a wide range of compelling long term investment opportunities over time and we look forward to reporting to you again in six months.

Sincerely,

John S. Armour
President

December 18, 2015

4	Capital Group Emerging Markets Total Opportunities Fund

The value of a $25,000 investment

How a $25,0001 investment has grown
(for the period January 27, 2012, to October 31, 2015, with all distributions reinvested)

Average annual total returns based on a $1,000 investment (periods ended October 31, 2015)

1 year	Lifetime (since 1/27/12)

–9.85%	–1.26%

Investment results assume all distributions are reinvested and reflect applicable fees and expenses.

[1]	The minimum initial investment for the fund is $25,000.
[2]	The market indexes are unmanaged and, therefore, have no expenses.
[3]	Emerging markets blended market universe combines the MSCI EM IMI, JPM EMBI Global, and JPM GBI-EM Global Diversified indexes by weighting their cumulative total returns at 50%, 25%, and 25%, respectively. This assumes the blend is rebalanced monthly.
[4]	Results are calculated with all distributions, if any, reinvested.
[5]	The date the fund began operations, January 27, 2012.

Fund results shown are for past results and are not predictive of results for future periods. The results shown are before taxes on fund distributions and sale of fund shares. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, please call (800) 266-9532.

Capital Group Emerging Markets Total Opportunities Fund	5

Investment portfolio October 31, 2015

Sector diversification

	Equity securities	Bonds & notes	Percent of net assets
Government	—%	29.4%	29.4%
Energy	3.4	4.0	7.4
Consumer discretionary	5.5	1.8	7.3
Financials	6.2	.6	6.8
Information technology	6.8	.3	7.1
Industrials	6.2	.5	6.7
Telecommunication services	3.8	2.0	5.8
Consumer staples	4.5	.2	4.7
Materials	3.9	.5	4.4
Utilities	2.1	.3	2.4
Health care	2.1	—	2.1
	44.5%	39.6%	84.1

Short-term securities			15.9
Other assets less liabilities			— *
Net assets			100.0%

*	Amount less than .1%.

Equity securities 44.5%	Shares	Value (000)
Asia-Pacific 24.3%
China 9.1%
Anhui Conch Cement Co., Ltd. (Hong Kong)	265,500	$808
Bank of China Ltd. (Hong Kong)	2,845,393	1,340
Beijing Enterprises Holdings Ltd. (Hong Kong)	259,000	1,634
Boer Power Holdings Ltd. (Hong Kong)	585,000	954
China Everbright International Ltd. (Hong Kong)	2,023,000	3,243
China Mengniu Dairy Co. (Hong Kong)	163,306	316
China Modern Dairy Holdings Ltd. (Hong Kong)	1,848,000	555
China Pacific Insurance (Group) Co., Ltd. (Hong Kong)	126,800	505
China Resources Land Ltd. (Hong Kong)	86,888	225
China Unicom Ltd. (Hong Kong)	754,000	924
Haitian International Holdings Ltd. (Hong Kong)	973,000	1,701
Honghua Group Ltd. (Hong Kong)[1]	2,820,000	229
Huaneng Power International, Inc. (Hong Kong)	880,000	953
Industrial and Commercial Bank of China Ltd. (Hong Kong)	329,000	209
Lenovo Group Ltd. (Hong Kong)	2,041,000	1,893
Minth Group Ltd. (Hong Kong)	1,940,000	4,007
Nine Dragons Paper (Holdings) Ltd. (Hong Kong)	846,000	556
Shanghai Fosun Pharmaceutical (Group) Co., Ltd. (Hong Kong)	828,500	2,686
Shanghai Pharmaceutical (Group) Co., Ltd. (Hong Kong)	479,800	1,104
Zhuzhou CSR Times Electric Co., Ltd. (Hong Kong)	351,000	2,274
		26,116

6	Capital Group Emerging Markets Total Opportunities Fund

	Shares	Value (000)
Asia-Pacific (continued)
Hong Kong 2.9%
AIA Group Ltd.	334,800	$1,955
Chow Sang Sang Holdings International Ltd.	901,000	1,750
Hilong Holding Ltd.	4,575,000	970
HKT Trust and HKT Ltd., units	2,332,840	2,790
Melco Crown Entertainment Ltd. (ADR)	12,600	236
Wynn Macau, Ltd.	417,200	572
		8,273

India 5.0%
Bharti Airtel Ltd.	681,946	3,633
Blue Dart Express Ltd.	7,449	867
ICICI Bank Ltd.	506,910	2,139
Info Edge (India) Ltd.	113,724	1,311
Infosys Ltd.	159,484	2,768
ITC Ltd.	70,000	358
Steel Authority of India Ltd.	986,202	803
Sun Pharmaceutical Industries Ltd.	23,675	321
Tech Mahindra Ltd.	179,482	1,478
Thermax Ltd.	16,820	218
TTK Prestige Ltd.	6,343	427
		14,323

Indonesia 0.1%
Matahari Department Store Tbk PT	270,800	326

Malaysia 0.9%
Bumi Armada Bhd.	1,980,400	447
Genting Bhd.	513,300	884
IJM Corp. Bhd.	1,494,900	1,155
		2,486

Singapore 0.5%
KrisEnergy Ltd.[1]	1,272,320	313
Mapletree Greater China Commercial Trust	996,400	707
Singapore Telecommunications Ltd.	187,000	529
		1,549

South Korea 1.8%
Hankook Tire Co., Ltd.	4,749	182
Hyundai Motor Co.	18,574	2,538
Orion Corp.	313	263
Samsung Electronics Co., Ltd.	1,427	1,709
SK Telecom Co., Ltd.	1,615	342
		5,034

Taiwan 3.8%
AirTAC International Group	241,754	1,250
ASUSTeK Computer Inc.	32,820	293
CTCI Corp.	643,000	836
Delta Electronics, Inc.	510,000	2,585
Taiwan Cement Corp.	253,000	280
Taiwan Semiconductor Manufacturing Co., Ltd.	1,358,000	5,740
		10,984

Capital Group Emerging Markets Total Opportunities Fund	7

Equity securities (continued)	Shares	Value (000)
Asia-Pacific (continued)
Thailand 0.2%
Bangkok Bank PCL, nonvoting depository receipt	69,000	$324
Glow Energy PCL	148,300	357
		681

Total Asia-Pacific		69,772

Latin America 4.3%
Argentina 0.4%
YPF Sociedad Anónima, Class D (ADR)	50,300	1,074

Brazil 0.7%
Gerdau SA (ADR)	56,900	79
Hypermarcas SA, ordinary nominative[1]	174,600	792
TIM Participacoes SA, ordinary nominative	72,300	159
Vale SA, Class A, preferred nominative (ADR)	262,500	945
		1,975

Chile 0.8%
Enersis SA (ADR)	82,600	1,094
Inversiones La Construccion SA	101,018	1,148
		2,242

Mexico 2.4%
América Móvil, SAB de CV, Series L (ADR)	119,100	2,121
CEMEX, SAB de CV, ordinary participation certificates, units (ADR)[1]	356,957	2,253
Fibra Uno Administracion, SA de CV	150,700	331
Grupo Comercial Chedraui, SAB de CV, Class B	87,100	241
Grupo Sanborns, SAB de CV, Series B1	551,600	970
Impulsora del Desarrollo y el Empleo en América Latina, SA de CV, Series B1[1]	548,100	996
		6,912

Total Latin America		12,203

Eastern Europe and Middle East 2.0%
Greece 0.2%
Titan Cement Co. SA	28,006	614

Oman 0.2%
bank muscat SAOG	447,210	622

Russia 0.3%
Alrosa PJSC	667,062	537
Globaltrans Investment PLC (GDR)[1]	37,548	158
MegaFon PJSC (GDR)	23,102	299
		994

Saudi Arabia 0.6%
Saudi Basic Industries Corp., warrants, expire 2016[2]	55,300	1,217
Savola Group Co., warrants, expire 2017[2]	33,400	468
		1,685

United Arab Emirates 0.7%
DP World Ltd.	95,423	1,928

Total Eastern Europe and Middle East		5,843

8	Capital Group Emerging Markets Total Opportunities Fund

	Shares	Value (000)
Africa 0.8%
South Africa 0.8%
Discovery Ltd.	49,690	$530
Naspers Ltd., Class N	11,396	1,665

Total Africa		2,195

Other markets 8.1%
Australia 0.8%
Newcrest Mining Ltd.[1]	131,971	1,146
Oil Search Ltd.	228,746	1,277
		2,423

Austria 0.3%
Vienna Insurance Group AG	25,079	802

Canada 0.5%
Centerra Gold Inc.	72,000	405
First Quantum Minerals Ltd.	213,300	1,139
		1,544

Italy 0.3%
Tenaris SA (ADR)	31,643	800

Netherlands 1.1%
Unilever NV, depository receipts	67,073	3,023

Norway 0.6%
BW LPG Ltd.	263,048	1,783

Switzerland 0.3%
Dufry AG1	7,537	881

United Kingdom 1.8%
Global Ports Investments PLC (GDR)[1]	111,647	490
Imperial Tobacco Group PLC	2,546	137
PZ Cussons PLC	230,700	1,069
SABMiller PLC	40,700	2,504
Tullow Oil PLC[1]	77,700	242
Unilever PLC	19,500	866
		5,308

United States of America 2.4%
AES Corp.	268,900	2,944
Arcos Dorados Holdings Inc., Class A	175,900	542
Cobalt International Energy, Inc.[1]	203,800	1,563
Cognizant Technology Solutions Corp., Class A1	5,500	375
Ensco PLC, Class A	70,000	1,164
MercadoLibre, Inc.	2,200	216
		6,804

Total other markets		23,368

Miscellaneous 5.0%
Other equity securities in initial period of acquisition		14,287

Total equity securities (cost: $140,769,000)		127,668

Capital Group Emerging Markets Total Opportunities Fund	9

Bonds & notes 39.6%	Principal amount (000)		Value (000)
Latin America 15.1%
Argentina 1.6%
Argentina (Republic of), Series 07X, 7.00% 2017		$2,429	$2,411
City of Buenos Aires Argentina 8.95% 2021[2,3]		300	318
YPF Sociedad Anónima 8.50% 2025[2]		1,980	1,956
			4,685

Brazil 3.0%
Banco Votorantim SA 6.25% 2016[4]	BRL	1,000	315
Brazil (Federal Republic of):
Series B, 6.00% 2018–2050[4]		5	3,398
Series F, 10.00% 2025		1	152
Brazil (Federal Republic of) Global:
4.875% 2021		$850	838
4.25% 2025		200	178
Cosan Luxembourg, SA 9.50% 2018	BRL	500	106
Odebrecht Offshore Drilling Finance Ltd. 6.75% 2022[2,3]		$630	217
Petrobras Global Finance Co.:
6.25% 2024		775	623
6.85% 2115		220	152
Petrobras International Finance Co. 3.875% 2016		2,535	2,532
			8,511

Chile 0.4%
Chilean Government 3.00% 2018–2023[4]	CLP	28	1,082
Emgesa SA ESP 8.75% 2021	COP	598,000	210
			1,292

Colombia 1.4%
Colombia (Republic of):
Series B, 10.00% 2024		225,000	89
Series B, 6.00% 2028		2,178,000	625
Series B, 7.75% 2030		1,500,000	492
Colombia (Republic of) Global:
7.375% 2017		$640	690
4.50% 2026		200	199
Colombian TES 3.00% 2033[4]	COP	4,034,674	1,211
Ecopetrol SA 5.375% 2026		$675	631
			3,937

Dominican Republic 0.4%
Dominican Republic:
5.50% 2025[2]		998	992
7.45% 2044		210	223
			1,215

Mexico 7.7%
América Móvil, SAB de CV:
2.375% 2016		2,320	2,342
7.125% 2024	MXN	3,000	180
BBVA Bancomer SA 6.50% 2021		$295	328
Comision Federal de Electricidad:
Series 2014-2, 7.35% 2025	MXN	25	147
6.125% 2045[2]		$200	195

10	Capital Group Emerging Markets Total Opportunities Fund

	Principal amount (000)		Value (000)
Latin America (continued)
Mexico (continued)
Elementia SA de CV 5.50% 2025[2]		$200	$197
Mexican Bonos 5.75% 2026	MXN	385	2,264
Petroleos Mexicanos:
3.50% 2020[2]		$2,095	2,083
4.50% 2026		150	143
4.50% 2026[2]		1,647	1,577
7.47% 2026	MXN	46	257
Red de Carreteras de Occidente 9.00% 2028[3]		10,500	628
United Mexican States Government:
Series M, 8.00% 2020		9	61
2.50% 2020[4]		272	1,689
Series M20, 10.00% 2024		396	3,075
4.50% 2025[4]		442	3,049
4.00% 2040[4]		273	1,764
United Mexican States Government Global:
Series A, 4.00% 2023		$400	414
Series A, 6.05% 2040		566	642
5.55% 2045		250	265
4.60% 2046		389	363
Urbi Desarrollos Urbanos, SA de CV:
8.50% 2016[5]		1,425	78
8.50% 2016[2,5]		560	31
9.50% 2020[5]		2,400	132
9.50% 2020[2,5]		230	13
9.75% 2022[5]		990	54
9.75% 2022[2,5]		1,655	91
			22,062

Panama 0.2%
ENA Norte Trust:
4.95% 2023[3]		226	231
4.95% 2023[2,3]		217	223
			454

Peru 0.4%
Banco de Credito del Peru 6.875% 2026[6]		750	840
Peru (Republic of) 8.375% 2016		249	258
			1,098

Total Latin America			43,254

Asia-Pacific 9.6%
Hong Kong 0.4%
Wynn Macau, Ltd. 5.25% 2021[2]		1,300	1,196

India 4.7%
India (Republic of):
7.28% 2019	INR	31,000	473
8.83% 2023		317,700	5,148
9.15% 2024		113,200	1,880
8.60% 2028		318,900	5,166
9.20% 2030		52,300	892
			13,559

Capital Group Emerging Markets Total Opportunities Fund	11

Bonds & notes (continued)	Principal amount (000)		Value (000)
Asia-Pacific (continued)
Indonesia 3.7%
Indonesia (Republic of):
5.875% 2020		$320	$356
3.75% 2022		300	298
Series FR70, 8.375% 2024	IDR	20,700,000	1,479
4.125% 2025[2]		$1,900	1,860
Series FR71, 9.00% 2029	IDR	28,550,000	2,070
Series FR68, 8.375% 2034		68,810,000	4,707
			10,770

Malaysia 0.5%
Malaysian Government:
Series 0310, 4.498% 2030	MYR	5,750	1,356
Series 0413, 3.844% 2033		475	100
			1,456

Pakistan 0.1%
Pakistan (Republic of) 8.25% 2025[2]		$200	214

Philippines 0.1%
Philippines (Republic of) 4.95% 2021	PHP	11,000	242

South Korea 0.1%
Export-Import Bank of Korea 1.184% 2016[6]		$270	271

Total Asia-Pacific			27,708

Eastern Europe and Middle East 6.7%
Hungary 1.3%
Hungarian Government:
4.125% 2018		180	189
4.00% 2019		254	267
6.25% 2020		205	232
5.75% 2023		2,360	2,664
5.375% 2024		302	334
Series 25B, 5.50% 2025	HUF	34,000	141
			3,827

Kazakhstan 0.1%
Kazakhstan (Republic of) 5.125% 2025[2]		$200	200

Oman 0.0%
bank muscat (SAOG), convertible notes, 4.50% 2017	OMR	139	36
bank muscat (SAOG), convertible notes, 3.50% 2018		101	25
			61

Poland 0.1%
Poland Government Bond, Series 0922, 5.75% 2022	PLN	930	291

Russia 0.6%
Alrosa Finance SA 7.75% 2020		$760	808
Yandex NV, convertible notes, 1.125% 2018		1,018	899
			1,707

Slovenia 1.1%
Slovenia (Republic of):
4.125% 2019		1,120	1,190
5.50% 2022		1,595	1,811
			3,001

12	Capital Group Emerging Markets Total Opportunities Fund

	Principal amount (000)		Value (000)
Eastern Europe and Middle East (continued)
Turkey 3.4%
Turkey (Republic of):
3.99% 2020[4]	TRY	745	$270
9.40% 2020		4,600	1,558
2.49% 2022[4]		6,273	2,053
7.10% 2023		5,530	1,651
5.75% 2024		$200	216
9.00% 2024	TRY	8,450	2,781
8.00% 2025		1,250	389
4.25% 2026		$1,010	972
			9,890

United Arab Emirates 0.1%
Abu Dhabi National Energy Co. PJSC (TAQA) 4.125% 2017		300	309

Total Eastern Europe and Middle East			19,286

Africa 4.0%
Cote d’Ivoire 0.1%
Ivory Coast Government 6.375% 2028[2,3]		200	185

Ethiopia 0.5%
Ethiopia (Republic of) 6.625% 2024[2]		1,510	1,419

Ghana 0.3%
Ghana Government Bond:
23.00% 2017	GHS	125	33
21.00% 2020		245	59
Ghana (Republic of):
7.875% 2023		$210	181
8.125% 2026[2,3]		800	683
			956

Kenya 0.4%
Kenya (Republic of):
6.875% 2024		200	187
6.875% 2024[2]		1,050	978
			1,165

Nigeria 0.4%
Nigeria (Republic of):
6.75% 2021		915	904
6.375% 2023		375	354
			1,258

South Africa 1.5%
Myriad International Holdings BV 5.50% 2025[2]		1,150	1,130
South Africa (Republic of):
Series R-2023, 7.75% 2023	ZAR	37,105	2,635
Series R-209, 6.25% 2036		3,917	212
Series R-214, 6.50% 2041		3,600	196
			4,173

Zambia 0.8%
Zambia (Republic of):
5.375% 2022		$1,125	840
8.97% 2027[2,3]		1,780	1,504
			2,344

Total Africa			11,500

Capital Group Emerging Markets Total Opportunities Fund	13

Bonds & notes (continued)	Principal amount (000)		Value (000)
Other markets 4.2%
Canada 0.2%
First Quantum Minerals Ltd.:
6.75% 2020[2]		$600	$460
7.25% 2022[2]		400	294
			754

Cayman Islands 0.1%
Lima Metro Line Finance Ltd. 5.875% 2034[2,3]		200	202

Germany 0.3%
Volkswagen International Finance NV, junior subordinated, 2.50% 2022[1,6]		€900	848

Jamaica 0.6%
Digicel Group Ltd.:
8.25% 2020		$400	356
8.25% 2020[2]		825	734
6.00% 2021		600	543
			1,633

Sweden 0.2%
Millicom International Cellular SA:
6.625% 2021		200	183
6.625% 2021[2]		500	458
			641

United States of America 2.8%
Arcos Dorados Holdings, Inc. 10.25% 2016[2]	BRL	1,800	399
Cobalt International Energy, Inc., convertible notes, 3.125% 2024		$1,273	823
Ensco PLC 5.20% 2025		385	322
Mead Johnson Nutrition Co. 3.00% 2020		95	96
Philip Morris International, Inc. 1.25% 2017		430	432
Trilogy International Partners, LLC 10.25% 2016[2]		1,000	989
U.S. Treasury Note 1.625% 2019		3,937	3,973
Volkswagen Group of America Finance LLC:
1.25% 2017[2]		610	595
2.40% 2020[2]		200	191
Volkswagen Group of America, Inc. 1.65% 2018[2]		300	289
			8,109

Total other markets			12,187

Total bonds & notes (cost: $131,053,000)			113,935

Short-term securities 15.9%
Certificates of deposit 0.4%
Banco Bradesco 0.75% due 1/13/2016[2]		1,000	1,001

Commercial paper 7.8%
Chevron Corp. 0.10% due 11/23/2015[2]		4,800	4,800
John Deere Financial Ltd. 0.16% due 12/15/2015[2]		3,000	2,999
General Electric Co. 0.08% due 11/2/2015		6,600	6,600
KFW 0.24% due 11/9/2015[2]		5,100	5,100
Victory Receivables Corp. 0.28% due 1/21/2016[2]		3,000	2,998
			22,497

14	Capital Group Emerging Markets Total Opportunities Fund

	Principal amount (000)	Value (000)
Discount notes 7.7%
Federal Home Loan Bank 0.155%–0.157% due 11/3/2015–11/20/2015	$15,700	$15,700
Federal Home Loan Mortgage Corp. 0.06% due 12/14/2015	6,400	6,400
		22,100

Total short-term securities (cost: $45,596,000)		45,598
Total investment securities 100.0% (cost: $317,418,000)		287,201
Other assets less liabilities 0.0%		143

Net assets 100.0%		$287,344

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

Capital Group Emerging Markets Total Opportunities Fund	15

Forward currency contracts

The fund has entered into the over-the-counter (“OTC”) forward currency contracts as shown in the following table. The average month-end notional amount of open OTC forward currency contracts while held was $43,862,000.

					Unrealized
					appreciation
			Notional amount		(depreciation)
			Receive	Deliver	at 10/31/2015
	Settlement date	Counterparty	(000)	(000)	(000)
Sales:
Australian dollars	11/13/2015	Credit Suisse First Boston	$ 218	AUD300	$5
Australian dollars	11/23/2015	UBS AG	907	AUD1,258	10
Brazilian reais	11/12/2015	JPMorgan Chase	274	BRL1,061	— [7]
Brazilian reais	11/16/2015	JPMorgan Chase	1,538	BRL5,955	1
British pounds	11/10/2015	JPMorgan Chase	672	GBP439	(4)
British pounds	11/13/2015	Credit Suisse First Boston	1,134	GBP741	(8)
British pounds	11/23/2015	Credit Suisse First Boston	260	GBP168	1
Chilean pesos	11/16/2015	JPMorgan Chase	135	CLP92,337	2
Chilean pesos	11/23/2015	Citibank N.A.	304	CLP211,187	(1)
Colombian pesos	11/17/2015	Citibank N.A.	107	COP311,861	(1)
Euros	11/10/2015	JPMorgan Chase	413	EUR367	9
Hungarian forints	11/13/2015	UBS AG	41	HUF11,314	1
Indonesian rupiahs	11/13/2015	Citibank N.A.	126	IDR1,765,000	(3)
Malaysian ringgits	11/13/2015	JPMorgan Chase	224	MYR920	10
Mexican pesos	11/13/2015	Citibank N.A.	676	MXN11,118	4
Mexican pesos	11/13-11/17/2015	Credit Suisse First Boston	1,761	MXN29,159	(2)
Mexican pesos	11/13/2015	JPMorgan Chase	613	MXN10,068	3
Mexican pesos	11/17/2015	Citibank N.A.	2,119	MXN35,330	(17)
Mexican pesos	11/30/2015	JPMorgan Chase	915	MXN15,172	(1)
New Taiwan dollars	12/3/2015	JPMorgan Chase	290	TWD9,400	— [7]
Singapore dollars	11/16/2015	UBS AG	486	SGD680	1
South African rand	11/13/2015	Citibank N.A.	229	ZAR3,056	9
South African rand	11/13/2015	JPMorgan Chase	463	ZAR6,183	17
South African rand	11/17/2015	Credit Suisse First Boston	3,774	ZAR51,160	86
South Korean won	11/9-11/16/2015	Citibank N.A.	4,400	KRW5,120,409	(91)
South Korean won	12/3/2015	UBS AG	293	KRW334,124	— [7]
Turkish lira	11/17/2015	Citibank N.A.	708	TRY2,109	(13)
Turkish lira	11/17/2015	UBS AG	78	TRY230	(1)
Turkish lira	11/27/2015	Credit Suisse First Boston	4,503	TRY13,109	38
					$55

[1]	Security did not produce income during the last 12 months.
[2]	Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933 (not including purchases of securities that were publicly offered in the primary local market but were not registered under U.S. securities laws). May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $40,456,000, which represented 14.08% of the net assets of the fund.
[3]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[4]	Index-linked bond whose principal amount moves with a government retail price index.
[5]	Scheduled interest and/or principal payment was not received.
[6]	Coupon rate may change periodically.
[7]	Amount less than one thousand.

Key to abbreviations and symbol:

ADR — American Depositary Receipts

GDR — Global Depositary Receipts

BRL — Brazilian reais

CLP — Chilean pesos

COP — Colombian pesos

€ — Euros

GHS — Ghanaian cedi

HUF — Hungarian forints

IDR — Indonesian rupiah

INR — Indian rupees

MXN — Mexican pesos

MYR — Malaysian ringgits

OMR — Omani rials

PHP — Philippine pesos

PLN — Polish zloty

TRY — Turkish lira

ZAR — South African rand

See Notes to Financial Statements

16	Capital Group Emerging Markets Total Opportunities Fund

Financial statements

Statement of assets and liabilities at October 31, 2015	(dollars in thousands, except per-share amounts)

Assets:
Investment securities, at value (cost: $317,418)		$287,201
Cash		118
Cash denominated in non-U.S. currency (cost: $5)		5
Unrealized appreciation on open forward currency contracts		197
Receivables for:
Sales of investments	$2,600
Sales of fund’s shares	108
Dividends and interest	1,925
Non-U.S. taxes	8
Other	7	4,648
		292,169
Liabilities:
Unrealized depreciation on open forward currency contracts		142
Payables for:
Purchases of investments	3,790
Investment advisory services	247
Repurchases of fund’s shares	75
Non-U.S. taxes	455
Other accrued expenses	116	4,683
		4,825
Net assets at October 31, 2015:
Equivalent to $9.93 per share on 28,947,948 shares of $0.01 par value capital stock outstanding (unlimited authorized shares)		$287,344

Net assets consist of:
Capital paid in on shares of stock		$326,405
Undistributed net investment income		—
Accumulated net realized loss		(8,442)
Net unrealized depreciation		(30,619)
Net assets at October 31, 2015		$287,344

See Notes to Financial Statements

Capital Group Emerging Markets Total Opportunities Fund	17

Statement of operations for the year ended October 31, 2015 unaudited	(dollars in thousands)

Investment income:
Income:
Interest (net of non-U.S. withholding tax of $143)	$9,330
Dividends (net of non-U.S. withholding tax of $251)	4,263	$13,593
Fees and expenses:
Investment advisory services	3,615
Custodian	119
Registration statement and prospectus	30
Auditing and legal	75
Reports to shareholders	14
Trustees’ compensation	48
Other	135
Total fees and expenses before reimbursement	4,036
Less reimbursement of fees and expenses	61
Total fees and expenses after reimbursement		3,975
Net investment income		9,618

Net realized loss and unrealized depreciation:
Net realized (loss) gain on:
Investments (net of non-U.S. taxes of $204)	(24,944)
Forward currency contracts	8,070
Currency transactions	(575)	(17,449)
Net unrealized (depreciation) appreciation on:
Investments (net of non-U.S. taxes of $422)	(27,907)
Forward currency contracts	(734)
Currency translations	69	(28,572)
Net realized loss and unrealized depreciation		(46,021)
Net decrease in net assets resulting from operations		$(36,403)

See Notes to Financial Statements

18	Capital Group Emerging Markets Total Opportunities Fund

Statements of changes in net assets

(dollars in thousands)

	Year ended October 31
	2015	2014
Operations:
Net investment income	$9,618	$12,624
Net realized (loss) gain	(17,449)	2,888
Net unrealized depreciation	(28,572)	(25,711)
Net decrease in net assets resulting from operations	(36,403)	(10,199)

Dividends and distributions paid to shareholders:
Dividends from net investment income	(1,556)	(9,656)
Distributions from net realized gain on investments	(2,461)	—
Total dividends and distributions paid to shareholders	(4,017)	(9,656)

Capital share transactions:
Proceeds from shares sold: 2,776,583 and 8,160,725 shares, respectively	29,660	92,891
Proceeds from shares issued in reinvestment of net investment income dividends: 354,594 and 781,023 shares, respectively	3,784	8,669
Cost of shares repurchased: 12,002,627 and 23,612,134 shares, respectively	(126,690)	(264,867)
Net decrease in net assets resulting from capital share transactions	(93,246)	(163,307)

Total decrease in net assets	(133,666)	(183,162)

Net assets:
Beginning of year	421,010	604,172
End of year (including undistributed net investment income: $— and $379, respectively)	$287,344	$421,010

See Notes to Financial Statements

Capital Group Emerging Markets Total Opportunities Fund	19

Notes to financial statements

1. Organization

Capital Group Emerging Markets Total Opportunities Fund (the “fund”) is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company. The fund seeks long-term growth and preservation of capital with lower volatility of returns than emerging market equities.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”).These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described below, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments on the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Guardian Trust Company (“CGTC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive and any of the inputs may be used to value any other class of fixed-income security.

20	Capital Group Emerging Markets Total Opportunities Fund

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board of trustees and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive

Capital Group Emerging Markets Total Opportunities Fund	21

markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of October 31, 2015 (dollars in thousands):

	Investment securities
	Level 1	Level 2[1,2]	Level 3	Total
Assets:
Equity securities:
Asia-Pacific	$236	$69,536	$—	$69,772
Latin America	12,203	—	—	12,203
Eastern Europe and Middle East	—	5,843	—	5,843
Africa	—	2,195	—	2,195
Other markets	9,148	14,220	—	23,368
Miscellaneous	1,195	13,092	—	14,287
Bonds & notes:
Latin America	—	43,254	—	43,254
Asia-Pacific	—	27,708	—	27,708
Eastern Europe and Middle East	—	19,286	—	19,286
Africa	—	11,500	—	11,500
Other markets	—	12,187	—	12,187
Short-term securities	—	45,598	—	45,598
Total	$22,782	$264,419	$—	$287,201

	Other investments[3]
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$197	$—	$197
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(142)	—	(142)
Total	$—	$55	$—	$55

[1]	Securities with a value of $76,586,000 which represented 26.65% of net assets of the fund, transferred from Level 1 to Level 2 since the prior fiscal year-end, primarily due to significant market movements following the close of local trading.
[2]	Level 2 includes investment securities with an aggregate value of $104,886,000, which represented 36.50% of the net assets of the fund, that were fair valued under guidelines adopted by authority of the fund’s board of trustees. Of this amount, securities with an aggregate value of $103,201,000 were fair valued as a result of significant market movements following the close of local trading.
[3]	Forward currency contracts are not included in the investment portfolio.

4. Risk factors

This section describes the principal risks associated with the fund’s principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

22	Capital Group Emerging Markets Total Opportunities Fund

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Capital Group Emerging Markets Total Opportunities Fund	23

5. Certain investment techniques

Forward currency contracts — The fund has entered into OTC forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, forward currency contracts are valued and unrealized appreciation or depreciation for open forward currency contracts is recorded in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency. Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations and statements of changes in net assets.

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the fund does not offset the financial assets and financial liabilities that are subject to these master netting arrangements in the statement of assets and liabilities.

The following table presents the fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of October 31, 2015 (dollars in thousands) if close-out netting was exercised:

		Gross amounts not offset in the
		statement of assets and liabilities and
		subject to a master netting agreement
	Gross amounts
	recognized in the
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral	amount
Assets:
Citibank N.A.	$13	$(13)	$—	$—	$—
Credit Suisse First Boston	130	(10)	—	—	120
JPMorgan Chase	42	(5)	—	—	37
UBS AG	12	(1)	—	—	11
Total	$197	$(29)	$—	$—	$168

Liabilities:
Citibank N.A.	$(126)	$13	$—	$—	$(113)
Credit Suisse First Boston	(10)	10	—	—	—
JPMorgan Chase	(5)	5	—	—	—
UBS AG	(1)	1	—	—	—
Total	$(142)	$29	$—	$—	$(113)

*Non-cash collateral is shown on a settlement basis.

24	Capital Group Emerging Markets Total Opportunities Fund

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended October 31, 2015, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities, by state tax authorities and by tax authorities outside the U.S. for tax years before 2012, the year the fund commenced operations.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; capital losses related to sales of certain securities within 30 days of purchase; net capital losses; short-term capital gains and losses; and cost of investments sold.

The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. For the year ended October 31, 2015, the tax character of distributions paid to shareholders were ordinary income and long-term capital gain in the amounts of $1,551,000 and $2,466,000, respectively. For the year ended October 31, 2014, the tax character of the distribution paid to shareholders was ordinary income in the amount of $9,656,000.

During the year ended October 31, 2015, the fund reclassified $2,000,000 from capital paid in on shares of beneficial interest to distributions in excess of net investment income and $10,441,000 from distributions in excess of net investment income to accumulated net realized loss to align financial reporting with tax reporting.

As of October 31, 2015, the tax-basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Capital loss carryforward*	$(7,527)
Gross unrealized appreciation on investment securities	16,893
Gross unrealized depreciation on investment securities	(47,977)
Net unrealized depreciation on investment securities	(31,084)
Cost of investment securities	318,285

*	The capital loss carryforward will be used to offset any capital gains realized by the fund in future years. The fund will not make distributions from capital gains while a capital loss carryforward remains.

Capital Group Emerging Markets Total Opportunities Fund	25

7. Fees and transactions with related parties

CGTC, the fund’s investment adviser, is wholly owned by Capital Group International, Inc., which is wholly owned by The Capital Group Companies, Inc. (“CGC”).

Investment advisory services — The fund has an investment advisory and service agreement with CGTC that provides for monthly fees accrued daily. The fee is 1.00% of the average daily net assets of the fund.

Other reimbursement — Expense limitations have been imposed through January 1, 2017, to limit the fund’s total annual fund operating expenses to 1.10% (as a percentage of average daily net assets). CGTC has agreed to reimburse a portion of the fees and expenses of the fund. At its discretion, the adviser may elect to extend, modify or terminate the reimbursement. Fees and expenses in the statement of operations are presented gross of the reimbursement from CGTC. The amount reimbursed by CGTC is reflected as reimbursement of fees and expenses.

Distribution services — American Funds Distributors®, Inc. (“AFD”), an affiliate of CGC, is the principal underwriter of the fund’s shares. AFD does not receive any compensation related to the sale of shares of the fund.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CGTC and AFD. No affiliated officers or trustees received any compensation directly from the fund.

8. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities, of $160,181,000 and $225,288,000, respectively, during the year ended October 31, 2015.

26	Capital Group Emerging Markets Total Opportunities Fund

Financial highlights

	Year ended October 31			For the period 1/27/12[1] through	For the period 1/1/12 through	Year ended	For the period 3/1/10[4] through
	2015	2014	2013	10/31/12[2,3]	1/26/12[2,3]	12/31/11[3]	12/31/10[2,3]
Net asset value, beginning of period	$11.13	$11.51	$11.58	$11.02	$10.45	$11.12	$10.00
(Loss) income from investment operations[5]:
Net investment income	.28	.29	.32	.35	.03	.52	.45
Net realized and unrealized (loss) gain on investments	(1.37)	(.46)	(.06)	.21	.54	(1.19)	.67
Total from investment operations	(1.09)	(.17)	.26	.56	.57	(.67)	1.12
Less dividends and distributions:
Dividends from net investment income	(.04)	(.21)	(.33)	—	—	—	—
Distributions from net realized gains	(.07)	—	—	—	—	—	—
Total dividends and distributions	(.11)	(.21)	(.33)	—	—	—	—
Net asset value, end of period	$9.93	$11.13	$11.51	$11.58	$11.02	$10.45	$11.12
Total return[6]	(9.85)%	(1.50)%	2.19%	5.08%	5.45%	(6.03)%	11.20%

Ratios/Supplemental data:
Net assets, end of period (in millions)	$287	$421	$604	$518	$387	$381	$282
Ratio of expenses to average net assets before reimbursements/waivers	1.12%	1.10%	1.10%	1.10%[7]	.05%[7]	.04%	.08%[7]
Ratio of expenses to average net assets after reimbursements/waivers[6]	1.10%	1.10%	1.10%	1.10%[7]	.05%[7]	.04%	.08%[7]
Ratio of net investment income to average net assets[6]	2.66%	2.52%	2.74%	4.11%[7]	3.95%[7]	4.78%	5.07%[7]
Portfolio turnover rate	51.50%	56.13%	63.85%	42.49%	7.00%	59.52%[8]	69.40%[8]

[1]	The fund commenced operations as a Registered Investment Company on January 27, 2012.
[2]	Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
[3]	Capital Guardian Emerging Markets Total Opportunities Common Trust Fund (the Predecessor Fund) was reorganized into the Capital Group Emerging Markets Total Opportunities Fund effective January 27, 2012. In connection with the reorganization, the Predecessor Fund transferred all its assets and liabilities to the Capital Group Emerging Markets Total Opportunities Fund and changed its fiscal year-end from December 31 to October 31.
[4]	The Predecessor Fund commenced operations on March 1, 2010.
[5]	The per-share data is based on average shares outstanding.
[6]	This row reflects the impact, if any, of certain reimbursements/waivers from CGTC. For the year ended October 31, 2015, CGTC reimbursed other fees and expenses.
[7]	Annualized.
[8]	Unaudited.

Capital Group Emerging Markets Total Opportunities Fund	27

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Capital Group Emerging Markets Total Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Capital Group Emerging Markets Total Opportunities Fund (the “Fund”), including the investment portfolio, as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, the period from January 27, 2012 (commencement of operations) to October 31, 2012, and the period from January 1, 2012 to January 26, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 2011, and for the period March 1, 2010 through December 31, 2010 were audited by other auditors whose reports, dated March 5, 2012 and March 7, 2011, respectively, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Capital Group Emerging Markets Total Opportunities Fund as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, the period from January 27, 2012 (commencement of operations) to October 31, 2012, and the period from January 1, 2012 to January 26, 2012, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
December 18, 2015

28	Capital Group Emerging Markets Total Opportunities Fund

Expense example	unaudited

As a shareholder of the fund, you incur ongoing costs, including investment advisory services fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period.

Actual expenses:

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning account value 5/1/2015	Ending account value 10/31/2015	Expenses paid during period*	Annualized expense ratio
Actual return	$1,000.00	$882.67	$5.22	1.10%
Hypothetical 5% return before expenses	1,000.00	1,019.66	5.60	1.10

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the current period).

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended October 31, 2015:

Foreign taxes	$0.02 per share
Foreign source income	$0.47 per share
Qualified dividend income	100%

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed by February 15, 2016, to determine the calendar year amounts to be included on their 2015 tax returns. Shareholders should consult their tax advisors.

Capital Group Emerging Markets Total Opportunities Fund	29

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios overseen by trustee		Other directorships[3] held by trustee
Joseph C. Berenato, 1946	2015	Former Chairman and CEO, Ducommun Incorporated (aerospace components manufacturer)	15	[4]	Ducommun Incorporated
Richard G. Capen, Jr., 1934	2011	Corporate director and author	9		None
Vanessa C. L. Chang, 1952	2015	Director, EL & EL Investments (real estate)	16	[4]	Edison International;
					Transocean, Ltd.
H. Frederick Christie, 1933	2011	Private investor	9		None
Richard G. Newman, 1934 (Lead independent trustee)	2011	Founder and Chairman Emeritus, AECOM Technology Corporation (global engineering, consulting and professional technical services)	9		None

Interested trustee5

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios overseen by trustee		Other directorships[3] held by trustee
Paul F. Roye, 1953 Chairman of the Board	2011	Director, Capital Research and Management Company;[7] Senior Vice President — Fund Business Management Group, Capital Research and Management Company[6]	12	[4]	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling your relationship manager at (800) 266-9532. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

30	Capital Group Emerging Markets Total Opportunities Fund

Other officers6

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
John S. Armour, 1957	2013	Senior Vice President, Capital Guardian Trust Company;
President		President — Private Client Services Division, Capital Bank and Trust Company
David F. Holstein, 1955	2014	Vice President — Capital International Investors, Capital Research and Management Company;[7]
Senior Vice President		Senior Vice President, American Funds Distributors, Inc.[7]
Timothy W. McHale, 1978 Vice President	2011	Vice President and Associate Counsel — Fund Business Management Group, Capital Research and Management Company;[7] Secretary, American Funds Distributors, Inc.[7]
Courtney R. Taylor, 1975 Secretary	2011	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company[7]
Gregory F. Niland, 1971 Treasurer	2014	Vice President — Investment Operations, Capital Research and Management Company[7]
Susan K. Countess, 1966 Assistant Secretary	2012	Associate — Fund Business Management Group, Capital Research and Management Company[7]
Brian C. Janssen, 1972 Assistant Treasurer	2015	Vice President — Investment Operations, Capital Research and Management Company[7]

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships (other than the fund or other funds managed by Capital Guardian Trust Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company. Unless otherwise noted, all directorships are current.
[4]	Funds managed by Capital Guardian Trust Company or its affiliates.
[5]	The term interested trustee refers to a trustee who is an “interested person” of the fund within the meaning of the Investment Company Act of 1940, on the basis of his or her affiliation with the fund’s investment adviser, Capital Guardian Trust Company, or affiliated entities (including the fund’s principal underwriter).
[6]	All of the officers listed, except David F. Holstein, are officers of one or more of the other funds for which Capital Guardian Trust Company serves as investment adviser.
[7]	Company affiliated with Capital Guardian Trust Company.

Capital Group Emerging Markets Total Opportunities Fund	31

Office of the fund and of the investment adviser

Capital Guardian Trust Company
6455 Irvine Center Drive
Irvine, CA 92618-4518

Transfer agent for shareholder accounts

J.P. Morgan Investor Services Company
One Beacon Street
Boston, MA 02108

Custodian of assets

JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel

Morgan, Lewis & Bockius LLP
300 South Grand Avenue
Twenty-second Floor
Los Angeles, CA 90071-3132

Independent registered public accounting firm

Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus, which can be obtained from Capital Guardian Trust Company by calling (800) 266-9532 and should be read carefully before investing.

Capital Group Emerging Markets Total Opportunities Fund files a complete list of its portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website (www.sec.gov). You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling your relationship manager at (800) 266-9532.

The proxy voting procedures and policies of Capital Group Emerging Markets Total Opportunities Fund — which describe how we vote proxies relating to portfolio securities — are available upon request by calling your relationship manager at (800) 266-9532. The fund files its proxy voting record with the SEC for the 12 months ended June 30 by August 31. The report also is available on the SEC website or by calling your relationship manager.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-9225 or to the Secretary of the Registrant, 6455 Irvine Center Drive, Irvine, California 92618.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Vanessa C. L. Chang, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2014	$39,979
2015	$40,000

b) Audit-Related Fees:
2014	None
2015	None

c) Tax Fees:
2014	$7,246
2015	$10,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2014	None
2015	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2014	$288,925
2015	$323,000

c) Tax Fees:
Not Applicable

d) All Other Fees:
Not Applicable

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $185,000 for fiscal year 2014 and $415,000 for fiscal year 2015. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CAPITAL GROUP EMERGING MARKETS TOTAL OPPORTUNITIES FUND

By _/s/_John S. Armour_____________________
John S. Armour, President and Principal Executive Officer

Date: December 31, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _/s/_John S. Armour_____________________
John S. Armour, President and Principal Executive Officer

Date: December 31, 2015

By _/s/_Gregory F. Niland_____________________
Gregory F. Niland, Treasurer and Principal Financial Officer

Date: December 31, 2015